EXHIBIT 99.1

Phone: 800-213-0689 www.SolarWindow.com	Ms. Briana L. Erickson SolarWindow Technologies, Inc. 10632 Little Patuxent Parkway, Suite 406 Columbia, MD 21044 Email: Briana@SolarWindow.com

News Release

Invisible Wires Start 'Disappearing' on Transparent Electricity-Generating SolarWindow

Latest SolarWindow process breakthrough revolutionizes the transmission of electricity on glass with wires as thin as human hair.

Columbia, MD – November 3, 2015 –SolarWindow Technologies, Inc. (OTCQB: WNDW), a leading developer of first-of-their-kind transparent electricity-generating coatings for commercial windows on skyscrapers and tall towers, today announced that a process breakthrough has enabled the advanced development of invisible wires as thin as human hair for improved transmission of electricity from the surface of its power-generating glass. According to the company, its early, first generation, invisible wire microgrid was already the thinnest system ever developed for its SolarWindow™ technology.

"Our previous system was widely acknowledged as a technical breakthrough. However, we've always wanted to push the boundaries, and have now done so with wires as thin as human hair. Moving forward, our technology team has vowed to attempt even finer wiring grids in order to help them eventually disappear to the human eye," said John A. Conklin, President and CEO of SolarWindow Technologies, Inc.

Today's invisible microgrid wires are thinner than an average human hair. When applied in a grid pattern, the new, virtually invisible wire system increases power and performance while improving the visual aesthetics of SolarWindow™ systems, currently under development.

The process developed for these new virtually invisible wires is solution processable, faster, and can be applied using high speed roll-to-roll (R2R) or large area sheet-to-sheet (S2S) equipment, all compatible with the company's SolarWindow™ module production and deployment strategy.

SolarWindow Principal Scientist Dr. Scott Hammond inspects invisible wire microgrid in SolarWindow electricity generating glass

Despite the extremely fine wiring microgrid, SolarWindow™ glass coatings will continue to serve as a deterrent to bird collisions, an ongoing environmental concern for glass manufacturers and window producers. According to the American Bird Conservancy, up to a billion birds die in collisions with glass each year in the United States. In response, cities are increasingly adopting building codes to address the issue.

"We're grateful for the support of the development team at the U.S. Department of Energy's National Renewable Energy Laboratory (NREL)," said Dr. Scott Hammond, Principal Scientist, SolarWindow Technologies, Inc. "Specifically; our work in collaboration with Dr. Maikel van Hest, Senior Scientist, and Talysa Stockert, Research Associate, at NREL, has led to today's technology advancement."

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NREL is among the world's most respected and advanced solar-photovoltaic research institutions, and over its 38-year history has been credited for ground-floor support of many of the commercial technologies employed by today's renewable energy industries. NREL and SolarWindow have been working through a Cooperative Research and Development Agreement to advance the company's SolarWindow™ technology for generating electricity on glass windows.

SolarWindow™ modules are designed as transparent glass windows for installation on tall towers and skyscrapers. SolarWindow™ modeling shows that modules achieve the industry's fastest published financial payback of less than one year as validated by a team of independent engineers and at the University of North Carolina Charlotte Energy Production and Infrastructure Center (UNCC-EPIC).

Engineers envision installing SolarWindow™ products on all four sides of tall towers, generating electricity using natural, shaded, and even artificial light. Conventional solar does not work in shaded areas or perform under artificial light. As a result, SolarWindow™ modules outperform today's rooftop solar by as much as 50-fold more energy generated when modeled for installation on a 50-story building.

About SolarWindow Technologies, Inc.

SolarWindow Technologies, Inc. is a developer of next generation, transparent electricity-generating SolarWindow™ coatings.

SolarWindow™ coatings generate electricity on see-through glass and flexible plastics with colored tints popular to skyscraper glass. Unlike conventional systems, SolarWindow™ can be applied to all four sides of tall towers, generating electricity using natural and artificial light conditions and even shaded areas. SolarWindow™ uses organic materials, which are dissolved into liquid, ideal for low-cost high-output manufacturing; and is the subject of a patent pending technology.

The company's Proprietary Power Production & Financial Model (Power & Financial Model) uses photovoltaic (PV) modeling calculations that are consistent with renewable energy practitioner standards for assessing, evaluating and estimating renewable energy for a PV project. The Power & Financial Model estimator takes into consideration building geographic location, solar radiation for flat-plate collectors (SolarWindow™ irradiance is derated to account for 360 degree building orientation and vertical installation), climate zone energy use and generalized skyscraper building characteristics when estimating PV power and energy production, and carbon dioxide equivalents. Actual power, energy production and carbon dioxide equivalents modeled may vary based upon building-to-building situational characteristics and varying installation methodologies.

For additional information, please call Ms. Briana L. Erickson toll free at 1-800-213-0689 or visit: www.solarwindow.com.

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Investors and others should note that we announce material financial information to our investors using SEC filings and press releases. We use our website and social media to communicate with our subscribers, shareholders and the public about the company, SolarWindowTM technology development, and other corporate matters that are in the public domain. At this time, the company will not post information on social media could be deemed to be material information unless that information was distributed to public distribution channels first. We encourage investors, the media, and others interested in the company to review the information we post on the company's website and the social media channels listed below:

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although SolarWindow Technologies, Inc. (the "company" or "SolarWindow Technologies") believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words "may," "will," "should," "could," "expect," "anticipate," "estimate," "believe," "intend," or "project" or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the company's products, technical problems with the company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that SolarWindow Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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